SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       July 26, 2001 (July 25, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                        CHRIS-CRAFT INDUSTRIES, INC.
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           (Exact name of Registrant as specified in its charter)


    Delaware                    1-2999                  94-1461226
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(State of                 (Commission File No.)      (IRS Employer
Incorporation)                                       Identification Number)


                    767 Fifth Avenue, New York NY 10153
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        (Address of principal executive offices, including zip code)


                               (212) 421-0200
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)




Item 5.  Other Events.

         Reference is made to the joint press release, dated July 25, 2001, incorporated herein by reference and included as an exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 25, 2001.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Chris-Craft Industries, Inc.


                                            By: /s/ Brian C. Kelly
                                                ---------------------------
                                            Name:  Brian C. Kelly
                                            Title: Senior Vice President,
                                                   General Counsel & Secretary

Date: July 26, 2001


                               EXHIBIT INDEX

Exhibit
   No.

 99.1 Joint Press Release issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on July 25, 2001.